Conquering cancer. That’s in our blood. CORPORATE PRESENTATION San Francisco – January 9, 2017 © Copyright 2017 CTI BioPharma Corp. All rights reserved.

Forward Looking Statement This presentation includes forward-looking statements within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to a number of risks and uncertainties, the outcome of which could materially and/or adversely affect actual future results and the trading price of CTI BioPharma's securities. Such statements include, but are not limited to, statements regarding CTI BioPharma’s expectations with respect to the development of CTI BioPharma and its product and product candidate portfolio, expectations with respect to the timing and planned enrollment of PAC203 and our ability to be able to interpret clinical trial data and results and expectations with respect to the potential therapeutic utility of pacritinib, including pacritinib's potential to achieve treatment goals across patients with myelofibrosis, regardless of baseline characteristics, such as starting platelet count and in particular, its potential to reduce spleen volume and symptom burden and improve HRQoL, the development and achievement of a registrational strategy and development program for tosedostat, expected outcome of the PIX306 post-marketing commitment study, the initiation of additional investigation-sponsored PIXUVRI combination studies, and its ability to increase the addressable market and potential to provide basis for U.S. NDA, liquidity, revenue and expense projections, the anticipated achievement of partner-related milestones and product and geographic sales, initiation of investigator- sponsored trials, the ability to obtain additional partnerships, and the execution of CTI BioPharma’s strategy to commercialize globally. Risks that contribute to the uncertain nature of the forward-looking statements include, among others, risks associated with the biopharmaceutical industry in general and with CTI BioPharma and its product and product candidate portfolio in particular including, among others, risks associated with the following: that CTI BioPharma cannot predict or guarantee the pace or geography of enrollment of its clinical trials, that CTI BioPharma cannot predict or guarantee the outcome of preclinical and clinical studies, that CTI BioPharma may not obtain favorable determinations by other regulatory, patent and administrative governmental authorities, that CTI BioPharma may experience delays in the commencement of preclinical and clinical studies, risks related to the costs of developing pacritinib and CTI BioPharma’s other product candidates, and other risks, including, without limitation, competitive factors, technological developments, that CTI BioPharma may not be able to sustain its current cost controls, further reduce its operating expenses or achieve its anticipated liquidity, revenue and expense projections, that CTI BioPharma may not achieve previously announced goals and objectives as or when projected, that CTI BioPharma’s average net operating burn rate may increase, that CTI BioPharma will continue to need to raise capital to fund its operating expenses, but may not be able to raise sufficient amounts to fund its continued operation, as well as other risks listed or described from time to time in CTI's most recent filings with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. Except as required by law, CTI does not intend to update any of the statements in this presentation upon further developments. 2

Our Pipeline – Deep Hematology Expertise 3 Program Indication Phase 1 Phase 2 Phase 3 Approved Partner Pacritinib PERSIST-1: Myelofibrosis (all platelet counts) Unpartnered PERSIST-2: Myelofibrosis (platelets ≤100K/µL) PAC203: Dose exploration study PIXUVRI® (pixantrone) Aggressive B-cell NHL, 3rd-4th line PIX306: aNHL, 2nd-4th line (combination w/ rituximab)1 Tosedostat Frontline AML (+ LDAC or HMA or “7+3”) - multiple Phase 2 ISTs Unpartnered 1. E.U. confirmatory Phase 3 trial. PIXUVRI® has conditional approval in the E.U. The benefit of PIXUVRI treatment has not been established in patients when used as fifth-line or greater chemotherapy in patients who are refractory to last therapy.

Pacritinib • Orphan designation for myelofibrosis (FDA and EMA) • Patent protection through 2026/29 plus possible patent term extension An oral kinase inhibitor with selectivity for JAK2 and FLT3 4 1. Singer J, et al. ASH, 2014, Abstract 1874. CSF1R, colony stimulating factor 1 receptor; FLT, FMS-like tyrosine kinase; IC50, half-maximal inhibitory concentration; IRAK, interleukin-1 receptor-associated kinase; ITD, internal tandem duplication; JAK, Janus kinase; TYK, tyrosine kinase. Kinase1 IC50 (nM) JAK1 1280 JAK2wt 6.0 JAK2V617F 9.4 JAK3 18.3 TYK2 27.0 FLT3-ITD 13.4 FLT3D835Y 4.7 CSF1R 39.5 IRAK1 13.6

Myelofibrosis: A Chronic Disease • Malignant bone marrow disorder • Activation of JAK2 pathway triggers an inflammatory response, bone marrow scarring • Poor QOL: enlargement of the spleen, anemia, thrombocytopenia, extreme fatigue, pain, severe itching, drenching night sweats and GI side effects • Median survival after diagnosis is 7-9 years • Incidence: ~1 per 100K; Prevalence: ~6-10 per 100K (~18K US, ~24K in Western EU) • Only approved therapy: ruxolitinib (JAK1/JAK2) 5

Thrombocytopenia and MF 1. Platelet distribution for patients in Europe is similar to US. 2. Platelet distribution based on Visani et al. 1990 Br J Haematol; Caramazza et al. 2011 Leukemia; Tam et al. 2009 JCO. 3. Based on Mehta, et al. 2014 Leukemia & Lymphoma. “When you combine disease-related and treatment-emergent thrombocytopenia, the percentage of MF patients with platelet counts <100k exceeds 50%.” -Dr. Reuben Mesa, Mayo Clinic, ASCO 2015 6 <50K 50K – 100K 100K – 150K >150K 10% 11% 16% 63% US MF Patients by Platelet Count1,2 (n=18,0003) ~26% of Rx-naïve patients have platelets <100K/µL

Pacritinib Targets Major Unmet Needs 7 • Despite baseline platelets ≤100K/µL excluded in COMFORT trials1, dose reductions (52%) at ≤12 weeks of therapy due to anemia and/or thrombocytopenia2 • Most patients (85%) who discontinue frontline rux received no further Rx, 7 month median OS3 1. Verstovsek, et al. 2013 NEJM. 2. Verstovsek, et al. 2013 Haematologica. 3. Mehra, et al , ASH 2016 poster, Abstract 4769 Ruxolitinib Intolerance MF Patients with Low Platelets Ruxolitinib Failures • Ruxolitinib not indicated for patients with platelets < 50 K/µL

Study Centers: Europe, Australia, New Zealand, Russia and U.S. Enrolled: 327 patients Results: Topline March 2015; oral presentations at ASCO and EHA 2015 Principal Investigators: Ruben Mesa, M.D., Mayo Clinic, Arizona Claire Harrison, M.D., Guy’s Hospital, London *Cross-over from BAT allowed after progression or assessment of the primary endpoint. Eligibility Criteria No exclusion for platelet levels, stratified for platelet counts of 100,000/µL and 50,000/µL No prior treatment with JAK2 inhibitors 2:1 Randomization* n = 327 Primary Endpoint % of patients achieving ≥35% reduction in spleen size from baseline to Week 24 Best Available Therapy (BAT) excl. ruxolitinib Pacritinib (400 mg QD) PERSIST-1 Phase 3 8

PERSIST-1 Phase 3 Results: Highlights Primary Endpoint: • Significantly more patients achieved ≥35% spleen volume reduction (SVR), regardless of baseline platelet count (p=0.0003, ITT population) Low Platelet Subset: • Significant SVR also observed in highest-risk predefined subset (baseline platelets <50,000/μL (p=0.045, ITT population) TSS Reduction: • Significantly more patients achieved >50% reduction in TSS (p<0.0001,ITT population) Improved Platelet Counts • Patients with baseline platelets <50,000/μL had significant increase in platelet counts of 35% by Week 24 (p=0.003) Mesa RA, et al., ASCO 2015. Abstract LBA7006. 9

Overall Survival by Treatment 10 • OS was not significantly different between arms, and potentially confounded by a large percentage (84%) of pts crossing over at 24 weeks Mesa RA, et al., ASCO 2016. Abstract LBA7065.

PERSIST-1: Most Common Adverse Events 11 AE, adverse event; BAT, best available therapy, excluding ruxolitinib; PAC, pacritinib. All Grades Grade 3 Grade 4 Adverse Event, n (%) PAC (n=220) BAT (n=106) PAC (n=220) BAT (n=106) PAC (n=22) BAT (n=106) Non-hematologic (>10%) Diarrhea 117 (53.2) 13 (12.3) 11 (5.0) 0 0 0 Nausea 59 (26.8) 7 (6.6) 2 (0.9) 0 0 0 Vomiting 35 (15.9) 6 (5.7) 2 (0.9) 0 0 0 Peripheral edema 16 (7.3) 12 (11.3) 1 (0.5) 1 (0.9) 0 0 Pyrexia 11 (5.0) 11 (10.4) 4 (1.8) 1 (0.9) 0 0 Hematologic (>2%) Anemia 49 (22.3) 21 (19.8) 32 (14.5) 13 (12.3) 5 (2.3) 3 (2.8) Thrombocytopenia 37 (16.8) 14 (13.2) 12 (5.5) 7 (6.6) 14 (6.4) 3 (2.8) Neutropenia 8 (3.6) 2 (1.9) 1 (0.5) 1 (0.9) 4 (1.8) 1 (0.9) • 10% of PAC patients had dose reductions due to AE (3% diarrhea; 2% anemia) • Estimated pacritinib dose intensity ~99% Within 24 weeks by investigator Mesa RA, et al., ASCO 2015. Abstract LBA7006.

PERSIST-2 Phase 3

PERSIST 2

Eligibility Criteria

Patients with baseline platelet counts ≤100,000/μL, prior/current JAK2 therapy allowed

1:1:1 Randomization*
n = 311

Pacritinib
400 mg QD

Pacritinib
200 mg BID

Best Available Therapy (BAT)**

Co-Primary Endpoints

% of patients achieving ≥35% reduction in spleen volume from baseline to Week 24

Patients achieving ≥50% reduction in total symptom score (TSS) from baseline to Week 24

Sites: North America, Europe, Australia and New Zealand

PI: Serge Verstovsek, MD Anderson Cancer Center, Houston, TX

Patient Enrollment: Completed January 2016

Clinical Hold: Imposed February 2016, lifted January 2017

Results: Topline Aug. 2016; presented as ASH 2016 oral late breaker by Lead investigator John Mascarenhas, M.D., Mt. Sinai

* Cross-over from BAT allowed after assessment of the primary endpoint at week 24, or after progression.
** BAT may include ruxolitinib at the approved dose per its label.

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ITT Population and Efficacy Results • ITT (n=311) – safety - PAC 211 (QD 104 + BID 107); BAT 100 • ITT FAS1 (n=221) – efficacy - PAC 149 (QD 75 + BID 74); BAT 72 13 Co-Primary: Pac BID+QD Secondary: Pac BID Secondary: Pac QD BAT SVR 18% (p = 0.001) 22% (p = 0.001) 15% (p = 0.017) 3% TSS 25% (p = 0.079) 32% (p = 0.011) 17% (p = 0.652) 14% 1. Full Analysis Set (FAS) is per ICH E9 guidelines, Section 5.2. Includes all ITT patients with a randomization date that allowed the possibility to reach the 24 week endpoint. Mascarenhas J, et al., ASH 2016. Abstract LBA-5.

BAT Choices and Crossover Data • Patients could switch to a different BAT regiment during treatment • Crossover allowed at Week 24, or with documented progression - 50% of BAT patients crossed over to pacritinib, 86% at or after Week 24 14 BAT Ruxolitinib 45% Ruxolitinib only 33% Watch and Wait 30% Watch and Wait only 19% Hydroxyurea 19% Prednisone and other 35%

Efficacy in BAT Arm • Ruxolitinib starting dose: - 5 mg / d (69%) - 10 mg / d (19%) - 15 mg / d (6%) - 20 mg / d (6%) • 32 / 44 (73%) required dose interruptions, reductions or discontinuations 15 Efficacy Pac QD (n = 75) Pac BID (n = 74) BAT: Rux (n = 32) BAT: Other (n = 40) SVR 15% 22% 3% 3% TSS 17% 32% 19% 10%

Overall Survival (Censored at Clinical Hold) 16 Overall Survival PAC QD (n=104) PAC BID (n=107) BAT (n=100) Events, n (%) 15 (14) 10 (9) 14 (14) Log-rank P value, vs BAT 0.662 0.346 - HR (95% CI), vs BAT 1.18 (0.57-2.44) 0.68 (0.30-1.53) - Mascarenhas J, et al., ASH 2016. Abstract LBA-5.

Most Common TEAEs 17 Characteristic PAC QD n=104 PAC BID n=106 BAT n=98 Pts with ≥1 TEAE 104 (100) 100 (94) 87 (89) Diarrhea 70 (67) 51 (48) 15 (15) Nausea 39 (38) 34 (32) 11 (11) Thrombocytopenia 34 (33) 36 (34) 23 (23) Anemia 29 (28) 25 (24) 15 (15) Vomiting 22 (21) 20 (19) 5 (5) Adverse Events were generally less frequent for BID vs. QD Mascarenhas J, et al., ASH 2016. Abstract LBA-5.

Serious TEAEs 18 PAC QD n=104 PAC BID n=106 BAT n=98 Any SAE, n (%) 48 (46) 50 (47) 30 (31) Most common SAEs (≥5 in any arm), n (%) Anemia 5 (5) 8 (8) 3 (3) Thrombocytopenia 2 (2) 6 (6) 2 (2) Pneumonia 5 (5) 6 (6) 4 (4) Renal failure, acute 5 (5) 2 (2) 2 (2) SAEs of interest, n (%) CHF 1 (1) 4 (4) 2 (2) Atrial fibrillation 3 (3) 0 3 (3) Cardiac arrest 2 (2) 0 0 Epistaxis 2 (2) 2 (2) 1 (1) Subd hematoma 2 (2) 0 0 Mascarenhas J, et al., ASH 2016. Abstract LBA-5.

Summary of Deaths 19 PAC QD n=104 PAC BID n=107 BAT* n=100 ITT, censored at the time of full clinical hold Deaths 15 (14) 10 (9) 14 (14) Due to AEs Cardiac AEs Bleeding AEs 8 (8) 2 (2) 0 4 (4) 0 3 (3) 6 (6) 2 (2) 1 (1) Due to PD 5 (5) 5 (5) 7 (7) Other 2 (2) 1 (1) 1 (1) After the full clinical hold Deaths 7 (7) 10 (9) 6 (6) Due to AEs Cardiac AEs Bleeding AEs 3 (3) 1 (1) 1 (1) 1 (1) 0 0 1 (1) 2 (2) 0 Due to PD 2 (2) 5 (5) 2 (2) Other 2 (2) 4 (4) 3 (3) *7 of 20 pts who died did so after crossover to PAC; 5 due to AEs (3 cardiac, 1 bleeding, 1 other) Mascarenhas J, et al., ASH 2016. Abstract LBA-5.

Clinical Hold Lifted Jan. 2017 • PAC203 trial to evaluate safety and efficacy of 3 dose regimens of pacritinib - Patients will be randomized to 100 mg QD, 100 mg BID or 200 mg BID - Treatment designed to continue for 24 weeks - Expected to enroll up to approximately 105 - Study expected to initiate in 2Q2017 • Several pacritinib ISTs for non-MF indications were already proceeding 20

Regulatory Strategy • Pursue application for treatment of myelofibrosis patients who are ineligible to receive, intolerant of or have insufficient response to ruxolitinib • MAA on file with EMA - At time of filing only PERSIST-1 data was available - Evaluating whether to update the current application with additional data from PERSIST-2 or resubmit the MAA • NDA - Intend to discuss with FDA the future development of pacritinib Serious unmet medical need in myelofibrosis 21

PIXUVRI PIXUVRI®

PIXUVRI: Fulfilling An Unmet Clinical Need

1st Line

- Typically anthracycline-based treatment R-CHOP
- **Curative in 50% - 55% of patients**[1]
- Cardiac toxicity prevents re-use of anthracyclines in relapsed patients

2nd Line

- Intensive (toxic) non-anthracycline based salvage therapy (R-DHAP), +/- ASCT
- Also, ESHAP, R-ICE are commonly used[2]
- **95% of patients will relapse after 2nd-line therapy**[3]

3rd Line+

- Palliative care (symptom control) or clinical trials
- Pixuvri approved in EU for 3rd-4th line agg. B-cell NHL



Pixuvri
Pixuvri

1. Adult Non-Hodgkin Lymphoma Treatment (PDQ®), Aggressive DLBCL, National Cancer Institute. Available at www.cancer.gov. Last accessed January 2015.
2. Papadatos-Pastos D, et al. *Expert Rev. Hema*tol. 2013; 6(1), 25-33.
3. Hagemeister FB. Cancer *Chemother Pharmacol* 2002;49(suppl 1):S13-20.

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PIXUVRI: PIX306 Study Eligibility Criteria Relapse after CHOP-R therapy or an equivalent regimen and are ineligible for stem cell transplant 1:1 Randomization Primary Endpoint PFS Secondary Endpoints CR ORR OS Gemcitabine Rituximab Pixantrone Rituximab Post-marketing Commitment Phase 3 Study • Sites currently open in U.S. and Europe • Event-driven analysis triggered at 195 central PFS events • Expect to release top-line results in 2017 • If positive, could extend label to 2nd line and combination therapy with rituximab 24

Tosedostat

Tosedostat

A Novel Treatment for MDS & AML

- Oral, once-daily, aminopeptidase inhibitor
- Interferes with protein recycling by preventing breakdown of peptides into amino acids necessary for tumor cell survival
- Synergy with targeted agents (HMA, proteosome inhibitors) or chemotherapy
- Several Phase 2 ISTs in AML or MDS underway



Cellular Proteins
Ubiquitin
N C
Protein Synthesis
Ubiquitylated proteins
TOSEDOSTAT
Amino Acid Deprivation Response
Amino Acids
Inhibition of mTOR
26S Proteasome
Aminopeptidases
N C
C-terminally truncated proteins

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Lowenberg B, et al., 2010 *JCO* 28:4333-4338.

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Tosedostat Clinical Data in AML

Promising CR Rates in Three Phase 2 Trials

- Encouraging data from monotherapy in AML relapse: OPAL study[1] (Cortes, MD Anderson)
  - ORR 22%; AE's mild and manageable
- LDAC* or decitabline + tosedostat in 1st line elderly (n=34)[2] (Pagel, UW)
  - CR/CRi 53%, well-tolerated
- Controlled trial LDAC* + tosedostat (N=33)[3] oral ASH 2015 (Visani, AORMN)
  - 1^0 Objective: exceed upper limit institutional expected CR rate (P_0=10%, P_1= 25%, α=0.05, 1-β=80%)
  - Median age: 75 yrs
  - CR: 15/33 (45%)
  - 55% remissions durable median 319 days
  - AE's c/w AML (pneumonitis 12%, cardiac 6%, hemorrhage 3%)

* Every 4 weeks for up to 8 cycles in the absence of disease progression or unacceptable toxicity; LDAC, low dose cytarabine/Ara-C.
** The LI-1, AML Less Intensive trial, is being conducted by the National Cancer Research Institute Haematological Oncology Study Group under the sponsorship of Cardiff University.

1. Cortes J, et al., ASH 2011. Abstract 767.
2. Pagel J, et al. , ASH 2014 Abstract 2698.
3. Visani G, et al., EHA 2015. Abstract P564.

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Financial Overview Capital Structure and Financial Statistics Exchanges NASDAQ and MTA: CTIC Market Capitalization* ~$125 mm Shares Outstanding as of 12/31/16 ~28mm Cash and Equivalents as of 12/31/16** ~$52mm Debt as of 12/31/16 $19.5mm *Based on stock price stock price of $4.46 per share as of January 5, 2017. **Pro forma for receipt of €7.5mm milestone from Servier in January 2017. 28 Expected Cash Burn for 2017 is $65-75 mm; intend to meet cash requirements for 2017 with existing cash and by partnering one or more product assets during the course of the year

2017 Goals • Initiate FDA-required dose exploration study for pacritinib– Q2 • Obtain ex-U.S. partner for pacritinib and thereby obtain cash to fund the company into 2018 – 2H • Regulatory progress with FDA and EMA for pacritinib– YE • Announce top-line PIX306 results - YE 29

Investment Opportunity • Pacritinib: Potential opportunity to address major unmet need in myelofibrosis; working towards meaningful regulatory progress in 2017 • Pixuvri: Phase 3 readout in 2017; opportunity to expand indication in Europe and potential for US approval • Focus on shareholder value: - Richard Love (Interim President and CEO) led ILEX Oncology (Campath, Clofarabine) and Triton Biosciences (Betaseron®, Fludarabine). - Over $150mm cash from partnering activities since 2013 30

Thank You! Investor Contact: Ed Bell Sr. Director, Investor Relations ebell@ctibiopharma.com 206-272-4345 31

Supplemental Information

PERSIST-2 OS (Jan ‘16 cutoff) 33 Data cutoff: Jan 26, 2016 Unblinded to CTI in Aug 2016 0.5017

PERSIST Trials Patient Demographics PERSIST: Aggressive disease, high symptom burden 34 PERSIST-1 (n=220) PERSIST-2 (n=211) Primary / Secondary1 65% / 35% 68% / 32% Median time from Dx 1.0 y 2.3 y Median platelets 169,500 65,000 Platelets <100K / µL 33% 100% Hgb <100 g / L 38% 61% 1. Real world MF population is ~70% primary and 30% secondary to polycythema vera (PV) or essential thrombocythemia (ET).

SVR and OS Correlation SVR Pac BID+QD OS HR (95% CI, n) Pac BID HR (95% CI, n) Pac QD HR (95% CI, n) BAT HR (95% CI, n) ≥ 35% 0.103 (0.014, 0.772) (n=27) 0.000 (0.000, NA) (n=16) 0.193 (0.025, 1.519) (n=11) 1.555 (0.198, 12.195) (n=2) ≥ 20 to <35% 0.091 (0.012, 0.681) (n=31) 0.000 (0.000, NA) (n=19) 0.203 (0.026, 1.586) (n=12) 0.511 (0.066, 3.952) (n=11) ≥10 to <20% 0.101 (0.014, 0.757) (n=28) 0.000 (0.000, NA) (n=14) 0.164 (0.021, 1.284) (n=14) 0.000 (0.000, NA) (n=6) <10% Reference (n=125) Reference (n=67) Reference (n=58) Reference (n=81) 35 • For patients in the combined pacritinib arms with ≥10% SVR (41% of patients), highly favorable OS benefit • No patient deaths on study for the patients in the pac BID arm with ≥10% SVR Data cutoff: February 8, 2016 (at time of full clinical hold) SVR: Spleen volume response – change from baseline to week 24 by MRI or CT OS: Overall survival

SVR and OS Correlation OS by Week 24 SVR - Pooled pacritinib arms 36